UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 25, 2018

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160
(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2018, Jonathan New submitted his resignation, to be effective on July 9, 2018, as Chief Financial Officer of Net Element, Inc. (the “Company”), due to personal reasons and not over any disagreement with the Board of Directors or the Company’s management. Mr. New has served on the Board of Directors of the Company since October 2, 2012. Mr. New has agreed to provide continued guidance and assistance to his successor over the coming months.

On June 25, 2018, Jeffrey Ginsberg, a current Vice President of Finance and Controller of the Company, was appointed to assume responsibilities of Chief Financial Officer of the Company effective as of July 9, 2018, the effective date of Mr. New’s resignation. Jeffrey Ginsberg, who is 52 years old, has been a Vice President of Finance and Controller of the Company since April 16, 2013, responsible for financial operations management, maintenance of accounting records and maintenance of consolidated financial statements for the Company and its subsidiaries. Prior to his employment with the Company, Mr. Ginsberg was a Vice President of Finance and Controller of Unified Payments from June 2011 until acquisition by the Company in April 2013. Prior to Unified Payments, Mr. Ginsberg was a Partner at Strombeck Consulting CPA from December 2009 to April 2013. He is a graduate of Queens College with a Bachelors of Arts degree in Accounting. As the Chief Financial Officer of the Company, Mr. Ginsberg will receive a salary of $135,000 per annum. No other compensation arrangements have been made with respect to Mr. Ginsberg. Mr. Ginsberg does not have any family relationships with any other directors or executive officers of the Company or its subsidiaries. Mr. Ginsberg has not been not involved in any affiliate transactions with the Company, its subsidiaries or their respective directors or officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2018

NET ELEMENT, INC.

By:  /s/ Oleg Firer

Name: Oleg Firer

Title:   Chief Executive Officer